UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47548 Halyard Drive, Plymouth, MI 48170

and

La Pièce 16, 1180 Rolle, Switzerland

(Address of principal executive offices) (Zip Code)

+1 734 392 5500

and

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2026, Garrett Motion Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement), are as follows:

Item 1 - Election of eight directors for a term of office expiring on the date of the Company’s 2027 Annual Meeting of Shareholders.

NOMINEE	Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
Daniel Ninivaggi	148,585,656	3,163,356	29,869	13,881,118
Paul Camuti	145,476,602	6,270,707	31,572	13,881,118
Joachim Drees	151,035,367	714,267	29,247	13,881,118
D’aun Norman	149,127,531	2,601,744	49,606	13,881,118
Olivier Rabiller	151,052,826	696,014	30,041	13,881,118
Julia Steyn	151,130,438	598,680	49,763	13,881,118
Steven Tesoriere	150,931,270	815,420	32,191	13,881,118
Jeffrey Vanneste	151,343,062	389,730	46,089	13,881,118

Item 2 - Ratification of the appointment of Deloitte SA as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
164,399,648	1,224,803	35,548	N/A

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non- Votes
147,402,471	4,099,169	277,241	13,881,118

Based on the foregoing votes, the director nominees named above were elected and Items 2 and 3 were approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Mark Rollinger
	Name:	Mark Rollinger
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 1, 2026